Exhibit 99.2

CBRE Group, Inc. First Quarter 2012 Earnings Conference Call April 24, 2012

Forward Looking Statements This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations, financial performance, business outlook and our ability to integrate the ING REIM businesses. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our first quarter earnings report, filed on Form 8-K and our current annual report on Form 10-K, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation, which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

Conference Call Participants Brett White Chief Executive Officer Mike Lafitte President, The Americas Gil Borok Chief Financial Officer Nick Kormeluk Investor Relations

Business Overview Highlights: Total Company revenue increased 14% to $1.35 billion in Q1 2012 versus Q1 2011 The Americas paced the three regions with 13% revenue growth in Q1 2012 versus Q1 2011 Outsourcing revenue growth continued to be strong with a 10% overall increase in Q1 2012 In Q1 2012, Outsourcing set new records with 58 total and 21 new contract wins, which pushed total square feet under management to over 3 billion Leasing revenue grew 3% in Q1 2012 versus Q1 2011, driven by Asia Pacific and the Americas Investment sales revenue remained solid with 10% growth in Q1 2012, led by the Americas Investment management achieved a significant increase in revenue and normalized EBITDA from higher asset management and incentive fees attributable to the ING REIM acquisitions. The resulting normalized EBITDA margin for investment management was 36% in Q1 2012. Commercial mortgage brokerage revenue grew a robust 46% in Q1 2012 Total Company normalized EBITDA increased 25% to $150.5 million in Q1 2012, compared to Q1 2011 Total Company normalized EBITDA margin improved 90 basis points to 11.1% in Q1 2012, compared to Q1 2011

Q1 CBRE Wins EMEA ASR Dutch Prime Retail Fund CBRE completed an oversubscribed first close of the fund. CBRE helped raise $486M (exceeding target of $384M), representing CBRE's largest equity placement and fund structuring to date in EMEA. CHINA Jiangsu Suning Real Estate Jiangsu Suning Real Estate engaged CBRE for property management consulting and management services for Wuxi Suning Plaza, the tallest building in this city. This is located in Wuxi’s primary downtown area and includes 3.3M SF. UNITED KINGDOM Blackstone CBRE assisted Blackstone in acquiring a 25% interest in, and won a management mandate for, a $2.2B portfolio of real estate loans from Royal Bank of Scotland (RBS). CBRE will provide ongoing loan agency services to the portfolio. AUSTRALIA CIMB Trust Capital Advisors CIMB Trust Capital Advisors, the real estate advisor arm of CIMB Group, Malaysia’s second largest financial services group, appointed CBRE to manage its 831,000 SF Australian office portfolio of three Class A buildings. FRANCE FM Logistic CBRE arranged the sale and leaseback of a portfolio of three prime assets in France totalling 1.2M SF on behalf of FM Logistic, one of the top five pan-European logistics companies. HOUSTON J.P. Morgan Investment Management CBRE was selected to manage 4.2M SF of office and retail properties at Houston Center—a property that includes five Class A buildings. SPAIN Eurofund Investments Zaragoza SL (joint venture between British Land and Orion Capital Managers) CBRE selected to manage the development of the 2.2M SF Puerto Venecia shopping center. FAIRFAX, VA Shorenstein CBRE won an assignment to lease a 1.7M SF office campus in Fairfax, VA. Assignment includes nine Class A office buildings totalling 1.2M SF of existing office space and approximately 480,000 SF of development rights.

2011 Americas Corporate Statistics 1. Includes loan sale advisory 2. Reflects loans serviced by GEMSA, a joint venture between CBRE Capital Markets and GE Capital Real Estate 3. Includes affiliate offices 4. Includes $6.1 billion of projects that were in process as of December 31, 2011 Unique Breadth and Depth Property Sales (# of Transactions) 5,550 Property Sales (Transaction Value) $45.6 billion Property Leasing (# of Transactions) 32,725 Property Leasing (Transaction Value) $46.8 billion Valuation and Advisory Assignments 34,500 Loan Originations $19.9 billion1 Loan Servicing $103.6 billion2 Property & Corporate Facilities Under Management 1.6 billion SF3 Project Management Contract Value $13.4 billion4

2011 Global Sales & Lease Activity Source: National Real Estate Investor, April 2012 $92.4 Billions CBRE Global CBRE Americas Top 10 Firms Excluding Networks

Americas Advisory Services Leasing Capital Markets Property Sales Commercial Mortgage Brokerage Major Q1 2012 Transactions 1,000,000 sq. ft. Atlanta, GA 139,000 sq. ft. New York 460,000 sq. ft. Ontario, Canada 101,000 sq. ft. Arlington, VA Major Q1 2012 Transactions Hess Tower $250 Million Acquisition Financing Houston, TX San Tropez Apartments $38 Million (Sale) $30 Million (Financing) Pembroke Pines, FL Mount Airy Casino* $165 Million Recapitalization Poconos, PA SCL Apoquindo 4501 $100 Million Property Sale Santiago, Chile *closed April 2012 Percent of Q1 2012 Americas Revenue Percent of Q1 2012 Americas Revenue

Americas Outsourcing Services Top U.S. Clients 1. Revenue includes property management, facilities management and project management fees for Global Corporate Services and Asset Services. Does not include transaction revenue associated with outsourcing activities. Asset Services – Q1 2012 Global Corporate Services – Q1 2012 Consulting Facilities Management Project Management Transaction Management Percent of Q1 2012 Americas Revenue1

Q1 2012 Performance Overview Q1 2012 Q1 2011 Revenue1 $1,350.0 million $1,186.1 million Net Income2 GAAP $27.0 million Adjusted $45.9 million GAAP $34.4 million Adjusted $40.6 million EPS2,3 GAAP $0.08 Adjusted $0.14 GAAP $0.11 Adjusted $0.13 EBITDA4 $140.5 million $113.0 million Normalized EBITDA4,5 $150.5 million $120.6 million Normalized EBITDA Margin5,6 11.1% 10.2% 1. Includes revenue from discontinued operations of $1.0 million for the three months ended March 31, 2011. 2. Adjusted net income and adjusted EPS exclude amortization expense related to incentive fees and customer relationships resulting from the ING REIM and Trammell Crow Company (TCC) acquisitions and integration and other costs related to acquisitions. 3. All EPS information is based upon diluted shares. 4. Includes EBITDA from discontinued operations of $1.0 million for the three months ended March 31, 2011. 5. Normalized EBITDA excludes integration and other costs related to acquisitions. 6. Calculation includes revenue and EBITDA from discontinued operations for the three months ended March 31, 2011.

Revenue Breakdown 1st Quarter 2012 Includes revenue from discontinued operations of $1.0 million for the three months ended March 31, 2011. 39% 27% 13% 9% 6% 4% 1% 1% Three months ended March 31, ($ in millions) 2012 20111 % Change Property & Facilities Management 526.0 478.3 10 Leasing 362.5 353.5 3 Sales 173.8 157.9 10 Investment Management 118.8 39.4 202 Appraisal & Valuation 79.7 75.3 6 Commercial Mortgage Brokerage 56.9 39.0 46 Development Services 13.0 16.3 -20 Other 19.3 26.4 -27 Total 1,350.0 1,186.1 14

US Market Statistics Source: CBRE Econometric Advisors (EA) Outlooks 1Q 2012 preliminary. Starting in 2Q 2011 retail was expanded to include strip centers, neighborhood centers and community centers. US Vacancy US Absorption Trends (in millions of square feet) 1Q11 4Q11 1Q12 4Q12 F 4Q13F 2010 2011 2012F 2013F 1Q11 1Q12 Office 16.5% 16.0% 16.0% 15.7% 14.7% 20.3 26.3 17.0 44.8 5.1 -0.7 Industrial 14.1% 13.6% 13.4% 12.6% 11.5% 19.5 117.1 141.5 205.2 29.5 25.2 Retail 13.1% 13.2% 13.2% 12.4% 11.6% -3.9 2.1 23.4 37.4 -1.4 2.0

Sales, Leasing and Outsourcing Revenue - Americas ($ in millions) Sales Leasing 33% 4% Outsourcing 11% 36% 6% 12% $1,441.6 $1,288.6 $1,243.4 $1,174.6 $93.8 $124.3 First Quarter 2010 2011 2012 $435.4 $592.3 Full Year $232.1 $241.5 $344.4 $382.4

Sales, Leasing and Outsourcing Revenue – EMEA ($ in millions) Sales Leasing (9%) (6%) Outsourcing 6% 3% 17% 23% $71.8 $76.3 $30.3 $27.7 First Quarter $268.9 $332.0 $197.3 $202.4 Full Year 2010 2011 2012 $70.2 $65.7 $332.6 $388.0

Sales, Leasing and Outsourcing Revenue – Asia Pacific ($ in millions) (34%) 8% Sales Leasing Outsourcing 10% 18% 17% 22% $33.1 $21.7 First Quarter $60.3 $66.2 $134.6 $158.7 Full Year $211.7 $257.8 2010 2011 2012 $50.6 $54.6 $233.5 $273.5

Development Services Highlights: $93.6 million of co-investments at the end of Q1 2012 $15.0 million in recourse debt to CBRE and repayment guarantees at the end of Q1 2012 1. In Process figures include Long-Term Operating Assets (LTOA) of $1.5 billion for both 1Q 12 and 4Q 11, $1.6 billion for 4Q 10, $1.4 billion for 4Q 09 and $0.4 billion for both 4Q 08 and 4Q 07. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition. 1 2.2 3.8 5.0 4.9 3.6 2.8 2.6 3.6 5.4 6.5 5.6 4.7 4.9 4.9 4.8 2.3 1.4 2.0 2.3 1.4 1.5 2.5 2.7 3.0 2.7 2.5 0.9 1.2 1.2 1.3 4Q98 4Q99 4Q00 4Q01 4Q02 4Q03 4Q04 4Q05 4Q06 4Q07 4Q08 4Q09 4Q10 4Q11 1Q12 Projects In Process/Pipeline ($ in billions) In Process Pipeline ($ in millions) 3/31/2012 3/31/2011 Revenue 14.9 19.2 EBITDA 9.5 13.5 EBITDA Margin 64% 70% Quarter Ended

Global Investment Management ($ in billions) ($ in millions) CAGR 20% CAGR 26% Includes revenue from discontinued operations of $5.5 million for the twelve months ended December 31, 2011. Includes revenue from discontinued operations of $1.0 million for the three months ended March 31, 2011. Performance of combined business in line with expectations CBRE’s co-investments totaled $176.9 million at the end of Q1 2012 ($ in millions) 2 Investment Management Carried Interest Asset Management Acquisition, Disposition & Incentive Rental 1 34.4 103.1 5.6 17.4 11.4 4.7 51.4 125.2 Q1 2011 Q1 2012 Q1 Revenue 57.1 68.4 94.0 99.3 126.3 259.2 160.8 141.4 195.7 294.0 28.0 101.7 88.7 0.4 19.9 1.5 57.1 68.4 94.0 127.3 228.0 347.9 161.2 141.4 215.6 295.5 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Annual Revenue 11.4 14.4 15.1 17.3 28.6 37.8 38.5 34.7 37.6 94.1 95.9 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Q1 2012 Assets Under Management

Global Investment Management Pro-forma Normalized EBITDA For the three months ended March 31, 2012 and 2011, the Company recorded net carried interest compensation expense pertaining to future periods of $0.1 million and $1.0 million, respectively. As of March 31, 2012, the Company maintained a cumulative remaining accrual of such compensation expense of approximately $44 million, which pertains to anticipated future carried interest revenue. Includes EBITDA from discontinued operations of $1.0 million for the three months ended March 31, 2011. Calculation includes EBITDA and revenue from discontinued operations for the three months ended March 31, 2011. ($ in millions) 2012 2011 EBITDA 1 34.6 6.0 Add Back: Integration and other costs related to acquisitions 10.0 7.5 Normalized EBITDA 1 44.6 13.5 Net accrual of compensation expense related to carried interest revenue not yet recognized 0.1 1.0 Pro-forma Normalized EBITDA 1 44.7 14.5 Pro-forma Normalized EBITDA Margin 2 36% 28% Three Months Ended March 31,

Mandatory Amortization and Maturity Schedule $ millions $700.0 million revolver facility matures in May 2015. As of March 31, 2012, the outstanding revolver balance was $34.9 million. As of March 31, 2012 1 0.0 250.0 500.0 2012 2013 2014 2015 2016 2017 2018 2019 2020 Term Loan A Term Loan A - 1 Term Loan B Term Loan C Term Loan D Sr. Subordinated Notes Sr. Unsecured Notes Revolver 1

Capitalization Excludes $96.6 million and $208.1 million of cash in consolidated funds and other entities not available for Company use at March 31, 2012 and December 31, 2011, respectively. Increase was due to currency translation. Net of original issue discount of $10.6 million and $11.0 million at March 31, 2012 and December 31, 2011, respectively. Represents notes payable on real estate in Development Services that are recourse to the Company. Excludes non-recourse notes payable on real estate of $378.0 million and $359.3 million at March 31, 2012 and December 31, 2011, respectively. Excludes $410.3 million and $713.4 million of aggregate non-recourse warehouse facilities at March 31, 2012 and December 31, 2011, respectively. ($ in millions) 3/31/2012 12/31/2011 Variance Cash 1 607.3 885.1 (277.8) Revolving credit facility 34.9 44.8 (9.9) Senior secured term loan A 297.5 306.2 (8.7) Senior secured term loan A-1 2 288.3 285.1 3.2 Senior secured term loan B 295.5 296.3 (0.8) Senior secured term loan C 397.0 398.0 (1.0) Senior secured term loan D 397.0 398.0 (1.0) Senior subordinated notes 3 439.4 439.0 0.4 Senior unsecured notes 350.0 350.0 - Notes payable on real estate 4 13.6 13.6 - Other debt 5 0.1 0.1 - Total debt 2,513.3 2,531.1 (17.8) Stockholders’ equity 1,212.2 1,151.5 60.7 Total capitalization 3,725.5 3,682.6 42.9 Total net debt 1,906.0 1,646.0 260.0 As of

Business Outlook The cyclical recovery in commercial real estate continues to be incremental and uneven Outsourcing is likely to continue to pace our overall growth rate Leasing growth rates across the globe should continue to be modest Global investment sales will be highly dependent on regional market conditions, acknowledging that challenges remain in EMEA and Asia Pacific activity has cooled Investment management will continue to benefit from ING REIM acquisition contributions We expect continued solid improvement in normalized EBITDA margins in 2012 We are maintaining our full-year 2012 normalized EPS guidance range of $1.20 to $1.25 per diluted share

GAAP Reconciliation Tables

Reconciliation of Normalized EBITDA to EBITDA to Net Income Includes EBITDA related to discontinued operations of $1.0 million for the three months ended March 31, 2011. Includes depreciation and amortization related to discontinued operations of $0.3 million for the three months ended March 31, 2011. Includes interest expense related to discontinued operations of $0.7 million for the three months ended March 31, 2011. Includes revenue related to discontinued operations of $1.0 million for the three months ended March 31, 2011. Calculation includes EBITDA and revenue from discontinued operations for the three months ended March 31, 2011. ($ in millions) 2012 2011 Normalized EBITDA 1 150.5 $ 120.6 $ Adjustments: Integration and other costs related to acquisitions 10.0 7.6 EBITDA 1 140.5 113.0 Add: Interest income 2.3 2.7 Less: Depreciation and amortization 2 46.4 23.5 Interest expense 3 44.0 34.4 Provision for income taxes 25.4 23.4 Net income attributable to CBRE Group, Inc. 27.0 34.4 Revenue 4 1,350.0 $ 1,186.1 $ Normalized EBITDA Margin 5 11.1% 10.2% Three Months Ended March 31,

Reconciliation of Net Income to Net Income, As Adjusted ($ in millions, except for per share data) 2012 2011 Net income attributable to CBRE Group, Inc. 27.0 $ 34.4 $ Amortization expense related to ING and TCC incentive fees and customer relationships acquired, net of tax 11.4 1.7 Integration and other costs related to acquisitions, net of tax 7.5 4.5 Net income attributable to CBRE Group, Inc., as adjusted 45.9 $ 40.6 $ Diluted income per share attributable to CBRE Group, Inc., as adjusted 0.14 $ 0.13 $ Weighted average shares outstanding for diluted income per share 325,738,859 322,920,829 Three Months Ended March 31,